UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Rogers Street, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders of Pegasystems Inc. (the “Company”) was held on June 21, 2017. At the Annual Meeting, the following items were presented to the stockholders of the Company for their approval, and approved by the indicated votes:

1. To elect the nine nominees named in the Company’s definitive proxy statement to serve on the Company’s Board of Directors until its 2018 Annual Meeting of Stockholders. Each nominee for director was elected by a vote of stockholders as follows:

	Peter Gyenes	Richard Jones	Steven Kaplan	Dianne Ledingham	James O’Halloran	Sharon Rowlands	Alan Trefler	Larry Weber	William Wyman
FOR	67,478,185	67,440,522	66,536,331	67,714,640	66,525,853	67,700,190	67,135,723	67,550,702	66,536,280
AGAINST	382,353	420,152	1,324,207	146,106	1,334,893	160,420	747,723	311,951	1,325,837
ABSTAIN	31,799	31,663	31,799	31,591	31,591	31,727	8,891	29,684	30,220
NON VOTES	4,536,312	4,536,312	4,536,312	4,536,312	4,536,312	4,536,312	4,536,312	4,536,312	4,536,312

2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis by a vote of stockholders as follows:

Executive Compensation
FOR	66,784,940
AGAINST	1,077,781
ABSTAIN	29,616
NON VOTES	4,536,312

3. To approve, by a non-binding advisory vote, the frequency of the stockholder advisory vote on the compensation of our named executive officers, to occur either every one, two, or three years. The frequency the stockholder advisory vote on the compensation of our named executive officers was approved on a non-binding advisory basis by a vote of stockholders as follows:

Frequency of Executive Compensation Vote
1 YEAR	63,003,233
2 YEARS	620,742
3 YEARS	4,252,766
ABSTAIN	15,596
NON VOTES	4,536,312

4. To ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The proposal was approved by a vote of stockholders as follows:

Auditors
FOR	72,178,951
AGAINST	240,499
ABSTAIN	9,199

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: June 27, 2017

	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Vice President, Chief Commercial Officer, General Counsel and Secretary